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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 October 8, 2003



                               THE BRINK'S COMPANY
             (Exact Name of registrant as specified in its charter)





           Virginia                     1-9148                 54-1317776
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)





          1801 Bayberry Court
             P. O. Box 18100
              Richmond, VA                                      23226-8100
(Address of principal executive offices)                        (Zip Code)




                                 (804) 289-9600
              (Registrant's telephone number, including area code)



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Item 5.    Other Events and Required FD Disclosure

On October 8, 2003, The Brink's Company issued a press release regarding the execution of definitive agreements for the sale of West Virginia coal properties. A copy of this release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


                                    EXHIBITS

99.1 Press Release dated October 8, 2003 issued by The Brink's Company.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE BRINK'S COMPANY
                                     (Registrant)



                                 By /s/ Robert T. Ritter
                                    -------------------------------------------
                                     Robert T. Ritter
                                     Vice President and Chief Financial Officer


Dated: October 8, 2003


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                                  EXHIBIT INDEX



Exhibit      Description
-------      -----------

99.1         Press Release dated October 8, 2003 issued by The Brink's Company.